INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2022
INTANGIBLE ASSETS, NET
Schedule of intangible assets over the respective useful lives

	As of December 31,
	2021	2022
	RMB	RMB
Software	21,346	30,095
Technology	8,178	8,390
Total cost	29,524	38,485
Less: Accumulated amortization	(9,971)	(17,885)
Intangible assets, net	19,553	20,600